UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 12, 2002

ASTORIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22228	11-3170868

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:	(516) 327-3000

NOT APPLICABLE

(Former name or former address, if changed since last report)

1

ITEMS 1 THROUGH 6 AND 8. NOT APPLICABLE
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE DATED NOVEMBER 5, 2002
EX-99.2: TEXT OF 11/13/02 WRITTEN PRESENTATION

ITEMS 1 THROUGH 6 AND 8. NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following Exhibits are furnished as part of this report:

99.1	Press release dated November 5, 2002 announcing the Company’s participation in an investor conference on November 13, 2002 sponsored by Sandler O’Neill & Partners, L.P. The release also contains information related to accessing a live webcast of the presentation.

99.2	Text of written presentation Astoria Financial Corporation intends to make to investors on November 13, 2002 at the 2002 Financial Services Conference sponsored by Sandler O’Neill & Partners, L.P. The material, which includes among other things, a review of financial results and trends through the period ended September 30, 2002, will also be made available to interested investors and analysts during the quarter ending December 31, 2002 and will be posted on the Company’s investor relations website.

ITEM 9. REGULATION FD DISCLOSURE.

         Astoria Financial Corporation updated its written investor presentation material, which includes, among other things, a review of financial results and trends through the period ended September 30, 2002. Astoria Financial Corporation intends to use this material in a presentation to investors at the 2002 Financial Services Conference sponsored by Sandler O’Neill & Partners L.P. in Palm Beach Gardens, Florida on November 13, 2002. The Company also intends to make this information available to interested investors and analysts during the quarter ending December 31, 2002 and will post the presentation material on its website.

         The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

2

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

/s/ Peter J. Cunningham

Peter J. Cunningham First Vice President and Director of Investor Relations

Dated: November 12, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 5, 2002 announcing the Company’s participation in an investor conference on November 13, 2002 sponsored by Sandler O’Neill & Partners, L.P. The release also contains information related to accessing a live webcast of the presentation.

99.2	Text of written presentation Astoria Financial Corporation intends to make to investors on November 13, 2002 at the 2002 Financial Services Conference sponsored by Sandler O’Neill & Partners, L.P. The material, which includes among other things, a review of financial results and trends through the period ended September 30, 2002, will also be made available to interested investors and analysts during the quarter ending December 31, 2002 and will be posted on the Company’s investor relations website.

3